UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2015

Bay Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, MD	21093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 536-7336

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 11, 2015, following a competitive selection process conducted by the Audit Committee (the “Committee”) of the Board of Directors of Bay Bancorp, Inc. (the “Company”) in which the Committee solicited proposals from several local, regional, and national public accounting firms, including McGladrey LLP (“McGladrey”), the Committee appointed Dixon Hughes Goodman, LLP (“DHG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2015, subject to the completion of DHG’s standard client acceptance procedures. Also on such date, in connection with the appointment of DHG, the Committee dismissed McGladrey as the Company’s independent registered public accounting firm. McGladrey audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013.

The reports of McGladrey on the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and 2013, and during the interim period from the end of the most recently completed fiscal year through September 11, 2015, there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of such disagreement in connection with its reports on the Company’s consolidated financial statements for such years.

During the fiscal years ended December 31, 2014 and 2013, and during the interim period from the end of the most recently completed fiscal year through September 11, 2015, there were no events of the kinds reportable pursuant to Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) involving the Company and McGladrey.

During the fiscal years ended December 31, 2014 and 2013, and during the interim period from the end of the most recently completed fiscal year through September 11, 2015, the Company did not consult DHG regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

The Company provided McGladrey with a copy of this report prior to the date it was filed with the SEC and requested that McGladrey furnish the Company with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of McGladrey’s letter, dated September 16, 2015, is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANCORP, INC.

Dated: September 16, 2015	By:	/s/ Larry D. Pickett
Larry D. Pickett
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from McGladrey LLP dated September 16, 2015 (filed herewith)

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